SUPPLEMENT DATED JULY 23, 2025 TO THE FOLLOWING
PROSPECTUSES DATED MAY 1, 2025
New York Life Premier Variable Annuity II
New York Life Premier Advisory Variable Annuity
New York Life Premier Variable Annuity – FP Series
INVESTING IN
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This supplement amends the most recent prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the variable annuity policies referenced above. This supplement describes changes to the APPENDIX for State Variations of the Prospectuses. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.
Effective on or about August 4, 2025, the below items are deleted from the APPENDIX of State Variations:
For New York Life Premier Advisory Variable Annuity and New York Life Premier Variable Annuity – FP Series

State	Features/Benefits	State Variation
Oregon	IPR Holding Periods	The 7 year Holding Period under the IPR is not available.
Virginia	IPR Holding Periods	The 7 year Holding Period under the IPR is not available.

For New York Life Premier Variable Annuity II

State	Features/Benefits	State Variation
Oregon	IPR Holding Periods	The 7 year Holding Period under the IPR 5.0 is not available.
Virginia	IPR Holding Periods	The 7 year Holding Period under the IPR 5.0 is not available.

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010